SUPPLEMENT DATED MAY 2, 2019
TO

PROSPECTUS DATED APRIL 30, 2019
FOR PRIME VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED APRIL 29, 2011
FOR PRIME SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT I

This supplement contains information regarding changes to investment options that are available under your Policy.

On May 24, 2019, or as soon as practicable thereafter, the names of the following investment options will be changed:

Current Name	New Name

Oppenheimer Capital Appreciation Fund/VA	Invesco Oppenheimer V.I. Capital Appreciation Fund

Oppenheimer Global Fund/VA	Invesco Oppenheimer V.I. Global Fund

Oppenheimer Main Street Fund/VA	Invesco Oppenheimer V.I. Main Street Fund

The investment adviser will also be changing to Invesco Advisers, Inc.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.